                      FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of February 5, 2002 is entered into among MELLON BANK, N.A. (the "Bank"), with a place of business at 601 West 5th Street, Los Angeles, California 90071, and ELITE INFORMATION SYSTEMS, INC., a California corporation (the "Borrower") with its chief executive office located at 5100 West Goldleaf Circle, Suite 100 Los Angeles, California 90056 and ELITE INFORMATION GROUP, INC., a Delaware corporation ("EIG").

                                    RECITALS

     A. The Borrower, EIG and the Bank have previously entered into that certain Credit Agreement dated as of May 16, 2000, pursuant to which the Bank has made certain loans and other financial accommodations available to the Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

     B. Both the Borrower and the Bank wish to amend the Credit Agreement under the terms and conditions set forth in this Amendment. The Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Bank's rights or remedies as set forth in the Credit Agreement is being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Amendment to Article 1 - Definitions.

          (a) The definition of "Maturity Date" as set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "'Maturity Date' April 30, 2003; provided that, subject to approval by the Bank in its sole discretion, the Maturity Date may be extended for successive one year periods."

     2.   Amendments to Article VI - Covenants.

          (a) Section 6.2(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(b) Total Liabilities to Consolidated Tangible Net Worth Ratio. At any time, permit the ratio of total liabilities of EIG and its consolidated Subsidiaries (as determined in accordance with GAAP) to Consolidated Tangible Net Worth to be greater than 1.75 to 1.00."

          (b) Net Profit. Section 6.2(l) shall be added to the Credit Agreement and shall read in its entirety as follows:
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          "(1)   Net Profit. Permit a net profit of less than One Dollar ($1.00)
          for any fiscal year. Net profit for the purposes of this Section
          6.2(1) shall not include extraordinary gains or losses, as determined according to GAAP"

     3. Termination of Guaranty. The Bank hereby terminates the Continuing Guaranty date May 16, 2000 and the Guarantor Security Agreement dated May 16, 2000 each executed by Elite.Com, Inc., a Delaware corporation ("Guarantor"), in favor of Bank, and releases Guarantor from any obligations thereunder. The Bank also agrees to release and terminate any financing statements filed against the assets of Guarantor in favor of Bank.

     4. Effectiveness of this Amendment. Each of the following is a condition precedent to the effectiveness of this Amendment and to the Bank's obligation to extend any credit to the Borrower as provided for by this Amendment:

          (a) Amendment. The Bank shall have received, in form and substance satisfactory to the Bank, this Amendment fully executed in a sufficient number of counterparts for distribution to the Bank and the Borrower.

          (b) Authorizations. The Bank shall have received evidence, in form and substance satisfactory to the Bank, that the execution, delivery and performance by the Borrower and any instrument or agreement required under this Amendment have duly authorized.

          (c) Representations and Warranties. The Representations and Warranties set forth in the Credit Agreement must be true and correct as of the date of this Amendment as if made as of such date.

          (d) No Event of Default. As of the date hereof, no Event of Default, or event which with notice or passage of time of both would constitute an Event of Default, exists or has occurred and is continuing.

          (e) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to the Bank.

     5. Representations and Warranties. The Borrower represents and warrants as follows:

          (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby). The execution, delivery and performance by the Borrower of this Amendment and each Loan Document (as amended or modified hereby) have been duly approved by all necessary corporate action of the Borrower and no other corporate proceedings on the part of the Borrower are necessary to consummate such transactions. Moreover, the execution, delivery and performance by the Borrower of this Amendment have received all necessary governmental approval, if any, do not contravene any law or any contractual restriction binding on the Borrower.


                                       2
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          (b)  Enforceability. This Amendment has been duly executed and delivered by the Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and is in full force and effect.

          (c) No Default. As of the date hereof, no event has occurred and is continuing that constitutes, or would with notice or passage of time or both would constitute, an Event of Default.

     6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     8.   Reference to and Effect on the Loan Documents.

          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Bank.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any the Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

     9. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.


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10.  Estoppel. To induce the Bank to enter into this Amendment and to continue to make advances to the Borrower under the Credit Agreement, the Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of the Borrower as against the Bank with respect to the Obligations.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

MELLON BANK, N.A.                             ELITE INFORMATION SYSTEMS, INC.

                                              a California corporation

By: /s/ John Carlson                          By: /s/ Barry Emerson
   -------------------------------               -------------------------------
Name:   John Carlson                          Name:   Barry Emerson
     -----------------------------                 -----------------------------
Title:  Vice President                        Title:  CFO
      ----------------------------                  ----------------------------


                                              ELITE INFORMATION GROUP, INC.

                                              A Delaware corporation

                                              By: /s/ Barry Emerson
                                                 -------------------------------
                                              Name:   Barry Emerson
                                                   -----------------------------
                                              Title:  CFO
                                                    ----------------------------



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                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS


     Each of the undersigned guarantors of the indebtedness of Elite Information Systems, Inc. (the "Borrower") to Mellon Bank, N.A. (the "Bank") pursuant to separate Continuing Guaranties each dated as of May 16, 2000 (each a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty; and (iv) acknowledges that the Bank may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all the Borrowers' present and future indebtedness to the Bank.


                                                   ELITE INFORMATION GROUP, INC.

                                                   By: /s/ Barry Emerson
                                                      --------------------------
                                                   Name: Barry Emerson
                                                        ------------------------
                                                   Its: CFO
                                                       -------------------------


                                                   ELITE INFORMATION SYSTEMS
                                                   INTERNATIONAL, INC.

                                                   By: /s/ Barry Emerson
                                                      --------------------------
                                                   Name: Barry Emerson
                                                        ------------------------
                                                   Its: CFO
                                                       -------------------------